Neuberger Berman ETF Trust®
Neuberger Berman Next Generation Connected Consumer ETF
Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated December 18, 2024, as amended and supplemented

The Board of Trustees of Neuberger Berman ETF Trust (the “Trust”) has approved the liquidation of Neuberger Berman Next Generation Connected Consumer ETF (the “Fund”), a series of the Trust. Accordingly, the Fund will cease its investment operations, liquidate its assets and make a liquidating distribution, if applicable, to shareholders of record.

The Fund will create and redeem creation units through the close of regular trading on August 14, 2025, on NYSE Arca, Inc., the Fund’s principal listing exchange (the “Exchange”).  August 14, 2025 will also be the last day of trading of the Fund’s shares on the Exchange. Fund shareholders may sell their Fund holdings on the Exchange through August 14, 2025, after which the Fund will not accept creations or redemptions of the Fund’s shares. Customary brokerage charges may apply to such transactions. From August 15, 2025 through the Liquidation Date, shareholders will be unable to sell their shares on the Exchange. The Fund intends to complete the liquidation of its assets, cease operations, and distribute proceeds to shareholders of record on or about August 21, 2025 (the “Liquidation Date”). Shareholders of record of the Fund on the Liquidation Date will receive cash equal to the net asset value of their shares as of such date, which will include any dividends or distributions calculated as of that date.

From the date of this supplement until the Liquidation Date, the Fund may depart from its stated goals, strategies and techniques as the Fund begins to convert all portfolio securities to cash or cash equivalents in preparation for the final distribution to shareholders.

The liquidation of the Fund will result in one or more taxable events for shareholders that are subject to federal income tax. A sale or exchange of Fund shares prior to the Fund’s liquidation will generally give rise to a capital gain or loss (depending on the shareholder’s tax basis in the shares) for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its previously undistributed net investment income and net capital gain, if any, that differs from its normal distribution schedule. All liquidation proceeds paid to shareholders will generally be treated as received by them in exchange for their Fund shares and will therefore generally give rise to a capital gain or loss, again depending on their respective tax basis in their shares. Please consult your own tax advisor about the potential tax consequences of the Fund’s liquidation, including any state, local, foreign or other tax consequences.

Shareholders who hold their Fund shares through a retirement plan or account (such as a 401(k) plan or individual retirement account) should consult their tax advisors regarding the consequences of a redemption of Fund shares prior to the completion of the liquidation or the receipt of a liquidating cash distribution. Upon the receipt of a distribution from the Fund, whether in the form of a redemption or a liquidating cash distribution, such shareholders may have a limited time within which to reinvest the distribution proceeds to avoid adverse tax consequences.

The date of this supplement is June 26, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com